UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2011

Booz Allen Hamilton Holding Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-171288	26-2634160
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 902-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2011, Booz Allen Hamilton Holding Corporation (the "Company") announced that Horacio D. Rozanski was named Executive Vice President and Chief Operating Officer, effective immediately. Mr. Rozanski, age 42, is a member of the Company’s leadership team and previously held the position of Executive Vice President and Chief Strategy & Talent Officer. Mr. Rozanski joined the Company in 1992 to focus on marketing and channel strategy across a range of industries. He was elected vice president in 1999, and appointed Chief Personnel Officer in 2002.

A copy of a press release dated February 23, 2011 announcing Mr. Rozanski's appointment as Chief Operating Officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Press Release dated February 23, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

February 23, 2011	By:	CG Appleby

Name: CG Appleby
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 23, 2011